March 19, 2017 Etrasimod Phase 2 in Ulcerative Colitis OASIS Clinical Trial Results Exhibit 99.1

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March 19, 2017 Etrasimod Phase 2 in Ulcerative Colitis OASIS Clinical Trial Results

Etrasimod Phase 2 Trial in Ulcerative Colitis (OASIS) Week 0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 Randomized, double-blind, placebo-controlled, parallel-group, dose-ranging study 12-Week Induction Phase Exit/Transition to Extension Study 12-Week Treatment Period 1 mg q.d. etrasimod 2 mg q.d. etrasimod Placebo Transition Directly into 36-Week Extension Study (APD334-005) 120 to 160 Patients Randomized 1:1:1 Week 14 Follow-up Safety Visit Exit/End of Study ~28-Day Screening Period Follow-up Key Measurements: Endoscopy & Physician’s Global Assessment performed during screening and at week 12 Stool Frequency and Rectal Bleeding PROs collected daily using electronic patient diaries

Endpoints Reported Today Primary Endpoint: Change in 3-component Mayo Clinic Score (score ranging from 0 to 9; stool frequency, rectal bleeding, and findings on endoscopy) at Week 12 Secondary Endpoints: Proportion of patients who achieve endoscopic improvement at Week 12 Change in 2-component Mayo Clinic Score (score ranging from 0 to 6; rectal bleeding, and findings on endoscopy) at Week 12 Change in Total Mayo Clinic Score (score ranging from 0 to 12; stool frequency, rectal bleeding, findings on endoscopy, and physician’s global assessment) at Week 12 Exploratory Endpoints: Change from baseline in lymphocyte counts at Weeks 1, 2, 4, 8, and 12 Proportion of patients achieving clinical remission at Week 12

Statistical Analysis Plan

ARENA PHARMACEUTICALS

- ANCOVA* model used to estimate changes in Mayo Clinic Score
- Mantel-Haenszel method** used to estimate proportion difference for dichotomous parameters
- Missing individual Mayo Clinic subscores impacting efficacy measures were imputed using multiple imputation methodology
  - Observed case analysis for sensitivity
- Statistical testing pre-specified as one-sided
  - $p < 0.025$ reflects conventional statistical significance
- Hierarchical closed testing procedure for Primary and Secondary endpoints at 0.05 alpha level

* Model estimated treatment difference by adjusting current oral corticosteroid use, prior exposure to TNF-alpha antagonists, and baseline value.
** Method estimated treatment difference by adjusting current oral corticosteroid use, prior exposure to TNF-alpha antagonists.

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Patient Disposition Placebo Etrasimod 1 mg Etrasimod 2 mg Received Study Treatment, N 54 52 50 Completed Study, n (%) 48 (88.9) 47 (90.4) 46 (92.0) Early Discontinuation, n (%) 6 (11.1) 5 (9.6) 4 (8.0)

Baseline Characteristics Placebo (N=54) Etrasimod 1 mg (N=52) Etrasimod 2 mg (N=50) Mean Age, Years 44.8 43.2 40.4 Sex, n (%) Male 32 (59.3) 30 (57.7) 27 (54.0) Female 22 (40.7) 22 (42.3) 23 (46.0) Race, n (%) White 51 (94.4) 48 (92.3) 49 (98.0) Non-White 3 (5.6) 4 (7.7) 1 (2.0) Mean Weight, kg 75.76 73.68 70.37 Duration of UC, years (mean ± SD) 8.6 ± 7.16 7.0 ± 6.11 6.2 ± 4.69 Mean Total Mayo Clinic Score 8.7 8.8 8.9 Mean 3-Component Mayo Clinic Score (rectal bleeding, stool frequency, endoscopy) 6.5 6.5 6.6 Concomitant Oral Corticosteroids Use, n (%) 16 (29.6) 13 (25.0) 18 (36.0) Previous Medication Use, n (%) Aminosalicylate 53 (98.1) 49 (94.2) 46 (92.0) TNF antagonist 18 (33.3) 15 (28.8) 17 (34.0) Integrin antagonist 12 (22.2) 4 (7.7) 7 (14.0) Immunosuppressive agent 33 (61.1) 17 (32.7) 26 (52.0)

Overall Safety & Tolerability Placebo (N=54) Etrasimod 1 mg (N=52) Etrasimod 2 mg (N=50) Number (%) of Patients with any TEAE 27 (50.0) 31 (59.6) 28 (56.0) Number (%) of Patients with TEAE Leading to Discontinuation of Study Drug 0 3 (5.8) 4 (8.0) Number (%) of Patients with Serious TEAE 6 (11.1) 3 (5.8) 0 Number (%) of Deaths of Any Reason 0 0 0 Etrasimod was generally safe and well tolerated Adverse events were predominantly mild to moderate There were no serious adverse events (SAEs) at the 2 mg dose

Cardiac Safety Summary Impact on HR and AV conduction was low throughout the study with no discontinuations related to bradycardia or AV block No SAEs related to HR changes or AV block were recorded Hourly ECGs on Day 1 demonstrated no mean changes in HR ≥ 10 bpm in either etrasimod group at any timepoint ECGs at subsequent visits demonstrated no mean changes in HR ≥ 6 bpm in either etrasimod group through 12 weeks 1 patient developed asymptomatic transient 1st degree AV block on day 1 at hour 2 which resolved at hour 3 1 patient developed asymptomatic transient 2nd degree AV Block type 1 on day 1 at hour 2, associated with bradycardia, which resolved at hour 8 AE = Adverse Event; AV = Atrioventricular; bpm = Beats per Minute; ECG = Electrocardiogram; HR = Heart Rate; SAE = Serious Adverse Event

Adverse Events of Special Interest No increases in liver function tests compared to placebo No reports of macular edema No reports of abnormal pulmonary function tests

Primary Endpoint: 3-Component Mayo Clinic Score Change on 9-Point Scale Including Rectal Bleeding, Stool Frequency, Endoscopy LS=least square; Δ LS mean difference from placebo. LS mean was estimated using an ANCOVA model that includes current oral corticosteroid therapy at baseline and previous exposure to TNFα antagonists, baseline measure, and treatment group. Δ = -0.43 (p = 0.146) Δ = -0.99 (p = 0.009)

Secondary Endpoint: Endoscopic Improvement Proportion of Patients with Mayo Clinic Subscore of 0 or 1 points Δ=% difference from placebo estimated using Mantel-Haenszel method adjusted with current oral corticosteroid use and prior exposure to TNFα antagonists. Δ = 4.1% (p = 0.306) Δ = 24.4% (p = 0.003)

Secondary Endpoints: 2-Component Mayo Clinic Score & Total Mayo Clinic Score



2-Component Mayo Clinic Score LSMean Change from Baseline
0
-0.5
-1
-1.5
-2
-0.92
-1.30
-1.75
Δ = -0.39 (p = 0.086)
Δ = -0.84 (p = 0.002)
Placebo
Etrasimod 1 mg
Etrasimod 2 mg



Total Mayo Clinic Score LSMean Change from Baseline
0
-1
-2
-3
-4
-2.08
-2.69
-3.35
Δ = -0.60 (p = 0.128)
Δ = -1.27 (p = 0.010)
Placebo
Etrasimod 1 mg
Etrasimod 2 mg

2-Component Mayo Clinic Score: Change on 6-point Scale (Rectal Bleeding, Endoscopy).
Total Mayo Clinic Score: Change on 12-point scale (Rectal Bleeding, Stool Frequency, Endoscopy, PGA).
LS=least square; Δ LS mean difference from placebo. LS mean was estimated using an ANCOVA model that includes current oral corticosteroid therapy at baseline and previous exposure to TNFα antagonists, baseline measure, and treatment group.

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Lymphocyte Reduction Mixed effects model with current oral corticosteroid use, previous exposure to TNFa antagonists, treatment, week and treatment-by-week interaction, as factors and baseline value as covariate. All values p < 0.001

Clinical Remission (3-Component) Proportion of Patients with Endoscopy, Rectal Bleeding and Stool Frequency Mayo Clinic Subscore of ≤ 1 point and Stool Frequency Improvement of ≥ 1 point Δ=% difference from placebo estimated using Mantel-Haenszel method adjusted with current oral corticosteroid use and prior exposure to TNFα antagonists. Δ = 7.1% (p = 0.136) Δ = 25.8% (p < 0.001)

Clinical Remission (Total MCS) Proportion of Patients with Total Mayo Clinic Score ≤ 2 points and No Subscore > 1 point MCS = Mayo Clinic Score Post-hoc analysis. Δ=% difference from placebo estimated using Mantel-Haenszel method adjusted with current oral corticosteroid use and prior exposure to TNFα antagonists. Δ = 8.7% (p = 0.077) Δ = 18.7% (p = 0.004)

Endoscopic Improvement in UC Studies of S1P Modulators

Proportion of Patients with Mayo Clinic Subscore of 0 or 1 points

Note: No direct head-to-head data available - Caution advised when comparing data across clinical studies



% Patients with Endoscopic Improvement
50%
40%
30%
20%
10%
0%
Δ = 24% (p = 0.003)
Δ = 22% (p = 0.002)
Δ = 21% (p = 0.005)
18%
42%
12%
34%
12%
33%
Pbo N=54
2mg N=50
Pbo N=65
1mg N=67
Pbo N=65
1mg N=67
Placebo
2 mg
Placebo
1 mg
Placebo
1 mg
12 weeks
8 weeks
32 weeks
Etrasimod
Ozanimod

Etrasimod: Δ=% difference from placebo estimated using Mantel-Haenszel method adjusted with current oral corticosteroid use and prior exposure to TNFα antagonists.
Ozanimod: Sandborn, et al. NEJM 2016

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Endoscopic Improvement in UC Studies

Proportion of Patients with Mayo Clinic Subscore of 0 or 1 points

Note: No direct head-to-head data available - Caution advised when comparing data across clinical studies



% Patients with Endoscopic Improvement
70%
60%
50%
40%
30%
20%
10%
0%
Δ = 24.4%
Δ = 22.0%
Δ = 16.8%
Δ = 16.1%
Δ = 7.9%
Δ = 28.1%
17.8%
41.8%
12.0%
34.0%
11.6%
28.4%
24.8%
40.9%
10.6%
18.5%
33.9%
62.0%
Pbo N=54
2mg N=50
Pbo N=65
1mg N=67
Pbo N=112
10mg N=429
Pbo N=149
300mg N=225
Pbo N=246
160/ 80mg N=248
Pbo N=121
5mg/kg N=121
Etrasimod Phase 2
Ozanimod Phase 2
Xeljanz® Phase 3
Entyvio® Phase 3
Humira® Phase 3
Remicade® Phase 3

Etrasimod: Δ=% difference from placebo estimated using Mantel-Haenszel method adjusted with current oral corticosteroid use, prior exposure to TNFα antagonists.

Sources: Ozanimod: Sandborn, et al. NEJM 2016; Xeljanz: Sandborn, et al. NEJM 2012. Sandborn, et al. NEJM 2017; Entyvio: Feagan, et al. NEJM 2013; Humira: Sandborn, et al. Gastroenterology 2012; Remicade: Rutgeerts, et al. NEJM 2005

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Clinical Remission (Total MCS) in UC Studies of S1P Modulators

Proportion of Patients with Total Mayo Clinic Score ≤ 2 points and No Subscore > 1 point

ARENA PHARMACEUTICALS

Note: No direct head-to-head data available - Caution advised when comparing data across clinical studies



% Patients in Clinical Remission
30%
20%
10%
0%
Δ = 18.7% (p = 0.004)
Δ = 10.3% (p = 0.048)
Δ = 14.7% (p = 0.01)
6.0%
24.5%
6.2%
16.4%
6.2%
20.9%
Pbo N=54
2mg N=50
Pbo N=65
1mg N=67
Pbo N=65
1mg N=67
Placebo
2 mg
Placebo
1 mg
Placebo
1 mg
12 weeks
8 weeks
32 weeks
Etrasimod
Ozanimod

Total MCS = Mayo Clinic Score

Etrasimod: Post-hoc analysis. Δ=% difference from placebo estimated using Mantel-Haenszel method adjusted with current oral corticosteroid use and prior exposure to TNFα antagonists. Ozanimod: Sandborn, et al. NEJM 2016

20

Clinical Remission (Total Mayo Clinic Score) in UC Studies

Proportion of Patients with Total Mayo Clinic Score ≤ 2 points and No Subscore > 1 point

ARENA PHARMACEUTICALS

Note: No direct head-to-head data available - Caution advised when comparing data across clinical studies



50%
40%
30%
20%
10%
0%
% Patients in Clinical Remission
Δ = 18.7%
Δ = 10.3%
Δ = 10.3%
Δ = 11.5%
Δ = 7.2%
Δ = 23.9%
6.0%
24.5%
6.2%
16.4%
8.2%
18.5%
5.4%
16.9%
9.3%
16.5%
14.9%
38.8%
Pbo N=54
2mg N=50
Pbo N=65
1mg N=67
Pbo N=112
10mg N=429
Pbo N=149
300mg N=225
Pbo N=246
160/ 80mg N=248
Pbo N=121
5mg/kg N=121
Etrasimod Phase 2
Ozanimod Phase 2
Xeljanz® Phase 3
Entyvio® Phase 3
Humira® Phase 3
Remicade® Phase 3

Etrasimod: Post-hoc analysis. Δ=% difference from placebo estimated using Mantel-Haenszel method adjusted with current oral corticosteroid use and prior exposure to TNFα antagonists.
Sources: Ozanimod: Sandborn, et al. NEJM 2016; Xeljanz: Sandborn, et al. NEJM 2017; Entyvio: Feagan, et al. NEJM 2013; Humira: Sandborn, et al. Gastroenterology 2012; Remicade: Rutgeerts, et al. NEJM 2005

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Etrasimod 2 mg Demonstrated Statistically Significant Improvements in Multiple Clinical Endpoints MCS = Mayo Clinic Score. Placebo adjusted mean changes from baseline in endpoints. Statistical testing for each clinical endpoint utilized single sided testing, with significance set at p < 0.025. Endoscopic Improvement 57% (p < 0.001) 24.4% (p = 0.003) 0.99 (p = 0.009) 25.8% (p < 0.001) Lymphocyte Reduction Reduction in 3-Component MCS Clinical Remission (3-Component MCS)

Etrasimod Phase 2 Results Reflect a Strong Development Program and Paves Way for Phase 3 We believe etrasimod has: Best S1P receptor selectivity and pharmacodynamics in the class Phase 2 data supporting best-in-class potential Clinical utility across multiple immune and inflammatory conditions Favorable efficacy results Statistical significance met for primary and all secondary endpoints Significant improvement in clinical remission at 12 weeks 25.8% placebo-adjusted remission (3-component Mayo Clinic Score) 18.7% placebo-adjusted remission (Total Mayo Clinic Score) Safety and tolerability profile as expected with no surprises No Serious Adverse Events seen at clinically efficacious dose of 2 mg First-dose heart rate and AV conduction impact is low, further supports no titration No increase in LFTs compared to placebo No reports of macular edema or PFT abnormalities Phase 3 planning for IBD underway Phase 2 work in other indications ongoing